VIRTUS Vontobel Foreign Opportunities Fund
SCHEDULE OF INVESTMENTS (Unaudited)
June 30, 2021
($ reported in thousands)
	Shares	Value
Common Stocks—99.5%
Communication Services—2.0%
NetEase, Inc. (China)	968,700	$21,946
Consumer Discretionary—13.0%
adidas AG (Germany)	49,889	18,569
Ferrari NV (Italy)	111,959	23,099
Flutter Entertainment plc (Ireland)(1)	148,331	26,857
LVMH Moet Hennessy Louis Vuitton SE (France)	55,271	43,340
Yum China Holdings, Inc. (China)	516,376	33,686
		145,551

Consumer Staples—13.7%
Asahi Group Holdings Ltd. (Japan)(2)	375,166	17,530
Budweiser Brewing Co. APAC Ltd. (Hong Kong)	9,197,515	29,022
Diageo plc (United Kingdom)	487,749	23,352
Mondelez International, Inc. Class A (United States)	227,515	14,206
Nestle S.A. Registered Shares (Switzerland)	301,369	37,529
Unilever plc (United Kingdom)	531,715	31,124
		152,763

Financials—3.1%
Housing Development Finance Corp., Ltd. (India)	503,704	16,774
London Stock Exchange Group plc (United Kingdom)	159,850	17,623
		34,397

Health Care—14.2%
Alcon, Inc. (Switzerland)	425,581	29,796
Eurofins Scientific SE (Luxembourg)	389,411	44,512
Hoya Corp. (Japan)	273,664	36,285
Lonza Group AG Registered Shares (Switzerland)	25,965	18,404
Medtronic plc (United States)	87,117	10,814
Sartorius Stedim Biotech (France)	38,996	18,445
		158,256

Industrials—23.3%
Ashtead Group plc (United Kingdom)	694,850	51,558
Boyd Group Services, Inc. (Canada)	139,039	25,302
Canadian National Railway Co. (Canada)	125,722	13,265
Experian plc (Ireland)	618,442	23,834
IMCD NV (Netherlands)	112,303	17,857
Rentokil Initial plc (United Kingdom)	5,837,034	39,968
Safran SA (France)	112,689	15,623
Techtronic Industries Co., Ltd. (Hong Kong)	1,313,556	22,941
Teleperformance (France)	34,550	14,023
Wolters Kluwer NV (Netherlands)	360,476	36,212
		260,583

Information Technology—27.5%
Adyen NV (Netherlands)(1)	8,845	21,610
Constellation Software, Inc. (Canada)	38,887	58,895
Douzone Bizon Co., Ltd. (South Korea)	50,577	3,728
	Shares	Value

Information Technology—continued
Halma plc (United Kingdom)	1,159,901	$43,193
Keyence Corp. (Japan)	75,244	37,976
Mastercard, Inc. Class A (United States)	110,135	40,209
Obic Co. Ltd. (Japan)	170,579	31,799
Samsung Electronics Co., Ltd. (South Korea)	442,549	31,713
Tata Consultancy Services Ltd. (India)	836,522	37,654
		306,777

Materials—2.7%
Air Liquide SA (France)	98,389	17,227
Asian Paints Ltd. (India)	328,097	13,210
		30,437

Total Common Stocks (Identified Cost $760,943)		1,110,710

Total Long-Term Investments—99.5% (Identified Cost $760,943)		1,110,710

Securities Lending Collateral—0.3%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 0.030%)(3)(4)	3,572,380	3,572
Total Securities Lending Collateral (Identified Cost $3,573)		3,572

TOTAL INVESTMENTS—99.8% (Identified Cost $764,516)		$1,114,282
Other assets and liabilities, net—0.2%		2,568
NET ASSETS—100.0%		$1,116,850

Footnote Legend:
(1)	Non-income producing.
(2)	All or a portion of security is on loan.
(3)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.
(4)	Represents security purchased with cash collateral received for securities on loan.

Country Weightings†
United Kingdom	18%
Japan	11
France	10
Canada	9
Switzerland	8
Netherlands	7
United States	6
Other	31
Total	100%
† % of total investments as of June 30, 2021.
See Notes to Schedule of Investments

VIRTUS Vontobel Foreign Opportunities Fund
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
June 30, 2021
($ reported in thousands)
The following table summarizes the  market value of the Fund’s investments as of June 30, 2021, based on the inputs used to value them (See Security Valuation Note 1 in the Notes to Schedule of  Investments):
	Total Value at June 30, 2021	Level 1 Quoted Prices
Assets:
Equity Securities:
Common Stocks	$1,110,710	$1,110,710
Securities Lending Collateral	3,572	3,572
Total Investments	$1,114,282	$1,114,282
There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at June 30, 2021.
There were no transfers into or out of Level 3 related to securities held at June 30, 2021.
See Notes to Schedule of Investments

VIRTUS VONTOBEL FOREIGN OPPORTUNITIES FUND
NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)
June 30, 2021
Note 1. Security Valuation
The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Fund’s policy is to recognize transfers into or out of Level 3 at the end of the reporting period.
•	Level 1 – quoted prices in active markets for identical securities (security types generally include listed equities).
•	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3 – prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are illiquid or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Fund’s fair value non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as American Depository Receipts, financial futures, exchange-traded funds (“ETFs”), and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
Listed derivatives, such as options, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.
Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.
A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
For additional information about significant accounting policies, refer to the Fund’s most recent semi or annual report.
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